Asset Allocation Account – Class 1 Shares

On December 11, 2012, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the Asset Allocation Account by the SAM Balanced Portfolio. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Asset Allocation Account tentatively scheduled for April 2, 2013. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of Asset Allocation Account in January 2013. If shareholders approve this proposal, the acquisition is expected to occur on or about April 26, 2013.

Principal Variable Contracts Funds, Inc. Summary Prospectus April 30, 2012 amended on December 14, 2012

Before you invest, you may want to review the Account’s prospectus, which contains more information about the Account and its risks. You can find the Account’s prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus dated April 30, 2012 as supplemented on June 15, 2012, September 14, 2012, November 13, 2012, November 27, 2012, and December 14, 2012 and the Statement of Additional Information dated April 30, 2012, as supplemented on June 15, 2012, September 14, 2012, November 13, 2012, November 27, 2012, November 30, 2012 and December 14, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:      The  Account seeks to generate a total investment return consistent with preservation of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.80%
Other Expenses	0.10%
Total Annual Account Operating Expenses	0.90%

Page1of 5

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$92	$287	$498	$1,108

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 142.1% of the average value of its portfolio.

Principal Investment Strategies

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. Although the Account does not allocate a specific percentage of its assets to a class, over time, the asset mix usually will be within the following ranges:

•         25% to 75% in equity securities;

•         25% to 60% in fixed-income securities; and

•         0% to 40% in money market instruments.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. From time-to-time, the Sub-Advisor changes the Account's allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency.

Fixed income securities may include intermediate maturity fixed-income or debt securities including obligations of the U.S. government, (such as U.S. Treasuries) and U.S. government sponsored securities (such as debt issued by Federal Home Loan Mortgage Corporation), corporate bonds, asset-backed securities, and mortgage-backed securities. The Account may invest in high yield (commonly known as "junk bonds"; rated BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's) securities. As of December 31, 2011, the average portfolio duration of the fixed income portion of the Account was 5.33 years.

The Account may invest in equity securities of companies with small market capitalizations (which as of December 31, 2011 ranged between $20 million and $3.7 billion, as defined by the Russell 2000® Index), and may also invest in equity securities of companies with medium market capitalization (which as of December 31, 2011 ranged between $117 million and $20.51 billion, as defined by the Russell Midcap Index).

The Account may invest in foreign securities. The Account may actively trade portfolio securities.

The Account may utilize derivative strategies. Specifically, the Account may invest in equity index futures or options to manage the equity exposure, Treasury futures or interest rate swaps to manage the fixed-income exposure and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Account may use forwards to manage its foreign currency exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI - EAFE Index NDTR D is used to show international stock performance.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-12.41%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	2.14%	2.15%	4.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	4.67

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Morgan Stanley Investment Management Inc.

•         Mark Bavoso (since 2010), Managing Director

•         Cyril Moulle-Berteaux (since 2011), Managing Director

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.